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                                                                      Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Ampal-American Israel Corporation, we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No. 333-61895 and No. 333-55970.


Arthur Andersen LLP


New York, New York
March 26, 2001